Exhibit 99

                   Chemed Reports Third-Quarter 2007 Results

     CINCINNATI--(BUSINESS WIRE)--Oct. 30, 2007--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its third quarter ended September 30, 2007, versus the comparable prior-year period, as follows:

     Consolidated operating results from Continuing Operations:

     --   Revenue increased 7.4% to $273 million

     --   Diluted EPS from Continuing Operations of $.69

     -- Adjusted diluted EPS from Continuing Operations, which excludes early extinguishment of debt and certain other items, of $.74

     VITAS segment operating results from Continuing Operations:

     --   Net Patient Revenue of $188 million, up 7.5%

     --   Average Daily Census (ADC) of 11,529 up 4.6%

     --   Admissions of 13,436, an increase of 5.9%

     --   Average Length of Stay in the quarter of 76.7 days

     --   Net income of $13.9 million

     --   Adjusted EBITDA of $24.6 million

     Roto-Rooter segment operating results:

     --   Revenue of $84 million, an increase of 7.2%

     --   Job count of 198,354

     --   Net Income of $8.9 million

     --   Adjusted EBITDA of $15.4 million

     VITAS

     VITAS generated 13,436 admissions in the quarter, which represents an increase of 5.9% over the prior year. Discharges totaled 13,403, an increase of 7.0%, and ADC in the quarter increased 4.6% to 11,529. VITAS' Average Length of Stay (ALOS) for patients discharged in the quarter was 76.7 days. This compares to an ALOS of 76.6 days in the second quarter of 2007 and 71.0 days in the third quarter of 2006. Median Length of Stay (MLOS) was 14 days.

     Net revenue for VITAS was $188 million in the third quarter of 2007, which is an increase of 7.5% over the prior-year period. This revenue growth was the result of increased ADC combined with the 2007 Medicare price increase, partially offset by the continued shift in revenue mix to routine home care. Routine homecare revenue increased 9.1% in the quarter and inpatient and continuous care declined 0.4%. The routine home care per diem averaged $141 and inpatient/continuous care per diem averaged $609 in the third quarter of 2007. Income from continuing operations for the third quarter of 2007 was $13.9 million, an increase of 32.8%.

     VITAS did not have any billing restrictions related to Medicare Cap for its third-quarter 2007 operating activity. As of September 30, 2007, VITAS has not accrued any Medicare billing restrictions for the 2007 cap year. The ability for VITAS to bill Medicare for 100% of the care provided to terminally ill patients is a result of improved admissions metrics, relatively low MLOS and the continued combination of various hospice provider numbers.

     All of VITAS' hospice programs currently have a cap cushion greater than 10% through the first eleven months of the 2007 cap year with the exception of two programs. These programs have a cap cushion of 3% and 6%, respectively.

     VITAS has received notice from its fiscal intermediary for all of VITAS' Medicare provider numbers related to the 2006 Medicare Cap calculation. The fiscal intermediary determines Medicare Cap based upon a retrospective review of individual hospice programs admissions and billing activities. This look back measures Medicare Cap for the revenue period November 1, 2005, through October 31, 2006, and admissions for the period September 29, 2005, through September 28, 2006. As part of this measurement, the fiscal intermediary also prorates Medicare Cap for any Medicare decedents who received hospice care from more than one provider during the decedent's lifespan. This information is not available to VITAS and can only be measured by the fiscal intermediary upon the death of the Medicare beneficiary.

     Based upon this retrospective review by the fiscal intermediary, VITAS has over accrued its 2006 Medicare Cap liability by $1.2 million. VITAS' Phoenix program, which was discontinued in December 2006, was over accrued by $1.9 million. This over accrual was partially offset by a $0.7 million under accrual in 2006 for Medicare Cap liability in three programs. These adjustments are recorded in the company's third-quarter 2007 operating results.

     VITAS measures its Medicare Cap cushion, or Medicare Cap liability, on a program-by-program basis. Cap Cushion is defined as the difference between the maximum Medicare billing potential and actual Medicare billings in a hospice program for a Medicare Cap year. Of the 36 programs VITAS had in place for a full 2006 government fiscal year, 31 programs, or 86%, received favorable 2006 adjustments to their Medicare Cap Cushion totaling $18 million. VITAS had 5 programs that had either overestimated Cap Cushion, or underestimated Cap liability, totaling $1.3 million. VITAS had aggregate Cap Cushion in excess of $200 million at the end of the 2006 fiscal Medicare Cap year.

     Gross margin in the quarter, excluding the impact of Medicare Cap, was 21.7%, which is a 182 basis point improvement over the prior-year quarter. Of this margin expansion, approximately 126 basis points are a result of VITAS' improving labor productivity. The remaining 56 basis points are the result of $1.0 million of expenses that had been historically charged to cost of services that were centralized and are now classified as selling, general and administrative expense.

     VITAS had selling, general and administrative expense of $15.7 million in the third quarter of 2007. This is an increase of 14.9% over the prior year. Adjusting for the reclassification of expenses noted above, third-quarter 2007 selling, general and administrative expense increased 7.1% over the prior-year period and declined 3.7% sequentially.

     Roto-Rooter

     Roto-Rooter's plumbing and drain cleaning business generated sales of $84 million for the third quarter of 2007, 7.2% higher than the $78 million reported in the comparable prior-year quarter. Net income for the quarter was $8.9 million, an increase of 5.1% over the prior year. The prior-year quarter included $0.9 million of tax benefits related to earlier periods. Excluding this third-quarter 2006 tax benefit, net income in the third quarter of 2007 increased 17.9%. Adjusted EBITDA in the third quarter of 2007 totaled $15.4 million, an increase of 19.4% over the third quarter of 2006 and equated to an adjusted EBITDA margin of 18.3%, an increase of 188 basis points over the prior-year period.

     Job count in the third quarter of 2007 was essentially equal to the prior-year period. Total residential jobs increased 2.8% and consisted of residential plumbing jobs increasing 9.6% and residential drain cleaning jobs declining 0.4%, when compared to the third quarter of 2006. Residential jobs represent approximately 70% of total job count. Total commercial jobs declined 6.0% with commercial plumbing job count declining 1.0% and commercial drain cleaning decreasing 8.2%, over the prior-year quarter. A significant portion of the commercial job count decline is attributed to the continued elimination of low revenue, low margin commercial business. This mix shift has favorably impacted the average revenue per commercial job, which increased 11.7% in the third quarter of 2007 and has increased 11.9% on a year-to-date basis.

     Guidance for 2007

     VITAS is estimated to generate full-year revenue growth from continuing operations, prior to Medicare Cap, of 8% to 9%. Admissions are estimated to increase 5%, increased ADC of 7.0% to 7.5% and adjusted EBITDA margins, prior to Medicare Cap, of 13.5% to 14.5%. This guidance assumes the hospice industry receives a full Medicare basket price increase of 3.3% in the fourth quarter of 2007. Full-year 2007 Medicare contractual billing limitations, including $0.7 million of 2006 retrospective adjustment recorded in the third quarter of 2007, is estimated at $2.0 million.

     Roto-Rooter is estimated to generate an 8.5% to 9.0% increase in revenue in 2007, job count growth between 1.0% and 1.2% and adjusted EBITDA margin in the range of 19.5% to 20.0%.

     Based upon these factors, an effective tax rate of 38.7% and an average diluted share count for the second half of 2007 of 24.5 million, our estimate is that full-year 2007 earnings per diluted share from continuing operations, excluding early extinguishment of debt, expense for stock options and other charges or credits not indicative of ongoing operations, will be in the range of $3.10 to $3.20.

     Conference Call

     Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, October 31, 2007, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is
(866) 202-3109 for U.S. and Canadian participants and (617) 213-8844 for international participants. The participant passcode is 78362358. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

     A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers and will be available for one week following the live call. The replay passcode is 40847992. An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.

     Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 11,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

     Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

     This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

     Forward-Looking Statements

     Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATED STATEMENT OF INCOME
           (in thousands, except per share data)(unaudited)

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                 2007    2006 (cc)   2007    2006 (cc)
                               --------- --------- --------- ---------
 Continuing Operations (aa)
  Service revenues and sales   $272,503  $253,695  $814,329  $746,684
                               --------- --------- --------- ---------
  Cost of services provided and
   goods sold                   192,882   185,399   569,845   540,537
  Selling, general and
   administrative expenses (aa)  42,526    39,139   136,686   116,214
  Depreciation                    5,220     4,171    14,897    12,385
  Amortization                    1,292     1,355     3,901     3,968
  Other operating
   expense/(income)(aa)               -       272    (1,138)      272
                               --------- --------- --------- ---------
      Total costs and expenses  241,920   230,336   724,191   673,376
                               --------- --------- --------- ---------
      Income from operations     30,583    23,359    90,138    73,308
  Interest expense               (2,515)   (4,081)   (9,657)  (13,726)
  Loss from impairment of
   investment (aa)                    -    (1,445)        -    (1,445)
  Loss on extinguishment of
   debt (aa)                        (83)        -   (13,798)     (430)
  Other income--net                  11       715     3,068     2,734
                               --------- --------- --------- ---------
      Income before income
       taxes                     27,996    18,548    69,751    60,441
  Income taxes (aa)             (11,080)   (5,673)  (27,181)  (21,978)
                               --------- --------- --------- ---------
      Income from continuing
       operations                16,916    12,875    42,570    38,463
 Discontinued Operations (bb)     1,201    (4,914)    1,201    (5,445)
                               --------- --------- --------- ---------
 Net Income                    $ 18,117  $  7,961  $ 43,771  $ 33,018
                               ========= ========= ========= =========

 Earnings Per Share
  Income from continuing
   operations                  $   0.71  $   0.49  $   1.72  $   1.47
                               ========= ========= ========= =========
  Net income                   $   0.76  $   0.30  $   1.77  $   1.26
                               ========= ========= ========= =========
  Average number of shares
   outstanding                   23,933    26,190    24,711    26,147
                               ========= ========= ========= =========
 Diluted Earnings Per Share
  Income from continuing
   operations                  $   0.69  $   0.48  $   1.69  $   1.44
                               ========= ========= ========= =========
  Net income                   $   0.74  $   0.30  $   1.73  $   1.23
                               ========= ========= ========= =========
  Average number of shares
   outstanding                   24,466    26,633    25,249    26,750
                               ========= ========= ========= =========

--------------------------------
 (aa)Amounts include the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                               Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                   2007      2006      2007      2006
                               --------- --------- --------- ---------
  Selling, general and
   administrative expenses
      Stock option expense     $ (1,592) $   (597) $ (3,074) $   (615)
      Costs associated with
       OIG investigation            (48)     (344)     (188)     (818)
      Long-term incentive
       compensation                   -         -    (7,067)        -
      Other                           -         -       467         -
  Other expenses -- net
      Gain on sale of
       property                       -         -     1,138         -
      Costs related to class
       action litigation              -      (272)        -      (272)
  Loss from impairment of
   investment                         -    (1,445)        -    (1,445)
  Loss on extinguishment of
   debt                             (83)        -   (13,798)     (430)
                               --------- --------- --------- ---------
          Pretax impact on
           earnings              (1,723)   (2,658)  (22,522)   (3,580)
  Income tax benefit/(charge)
   on the above                     630       979     8,268     1,322
  Income tax benefit from
   finalizing prior years'
   returns                            -     1,791         -     1,791
                                -------- --------- --------- ---------
          Aftertax impact on
           earnings            $ (1,093) $    112  $(14,254) $   (467)
                               ========= ========= ========= =========

 (bb)Discontinued operations for 2006 include the following (in thousands):

                               Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                               ------------------- -------------------
                                   2007      2006      2007      2006
                               --------- --------- --------- ---------
  Accrual adjustments (2007)
   and operating results (2006)
   of VITAS' Phoenix
   operations, discontinued in
   November 2006               $  1,201  $ (2,688) $  1,201  $ (3,219)
  Accrual adjustments for
   expenses related to the sale
   of Patient Care in 2002            -    (1,466)        -    (1,466)
  Accrual adjustments for
   expenses related to the sale
   of DuBois Chemicals in 1991        -      (760)         -     (760)
                               --------- --------- --------- ---------
         Total discontinued
          operations           $  1,201  $ (4,914) $  1,201  $ (5,445)
                               ========= ========= ========= =========

(cc) Reclassified to conform to 2007 presentation.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                      CONSOLIDATED BALANCE SHEET
           (in thousands, except per share data)(unaudited)


                                                     September 30,
                                                  --------------------
                                                    2007     2006 (cc)
                                                  ---------- ---------
 Assets
  Current assets
        Cash and cash equivalents                 $  16,730  $  5,414
        Accounts receivable less allowances          81,718   103,048
        Inventories                                   6,824     6,381
        Current deferred income taxes                20,344    22,230
        Prepaid income taxes                              -     5,812
        Current assets of discontinued
         operations                                       -     4,425
        Prepaid expenses and other current assets     6,983     5,842
                                                  ---------- ---------
                Total current assets                132,599   153,152
  Investments of deferred compensation plans held
   in trust                                          28,824    24,278
  Notes receivable                                   14,701    12,500
  Properties and equipment, at cost less
   accumulated depreciation                          73,285    68,366
  Identifiable intangible assets less accumulated
   amortization                                      66,186    69,880
  Goodwill                                          436,262   432,907
  Noncurrent assets of discontinued operations            -     5,980
  Other assets                                       16,382    19,458
                                                  ---------- ---------
                 Total Assets                     $ 768,239  $786,521
                                                  ========== =========


Liabilities
  Current liabilities
        Accounts payable                          $  46,389  $ 45,521
        Current portion of long-term debt            10,161       207
        Income taxes                                  9,854     4,743
        Accrued insurance                            37,725    40,504
        Accrued compensation                         37,147    32,128
        Current liabilities of discontinued
         operations                                       -     8,808
        Other current liabilities                    20,972    20,371
                                                  ---------- ---------
                Total current liabilities           162,248   152,282
  Deferred income taxes                               3,370    25,140
  Long-term debt                                    224,735   165,796
  Deferred compensation liabilities                  28,407    23,932
  Other liabilities                                   5,818     3,929
                                                  ---------- ---------
                 Total Liabilities                  424,578   371,079
                                                  ---------- ---------

Stockholders' Equity
  Capital stock                                      29,206    28,810
  Paid-in capital                                   264,374   250,373
  Retained earnings                                 259,578   199,467
  Treasury stock, at cost                          (211,959)  (65,555)
  Deferred compensation payable in Company stock      2,462     2,402
  Notes receivable for shares sold                        -       (55)
                                                  ---------- ---------
                 Total Stockholders' Equity         343,661   415,442
                                                  ---------- ---------
                 Total Liabilities and
                  Stockholders' Equity            $ 768,239  $786,521
                                                  ========== =========

 Book Value Per Share                             $   14.36  $  15.89
                                                  ========== =========

--------------------------------------------------
(cc) Reclassified to conform to 2007 presentation.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS
                      (in thousands) (unaudited)

                                                   Nine Months Ended
                                                     September 30,
                                                  --------------------
                                                    2007     2006 (cc)
                                                  ---------- ---------
 Cash Flows from Operating Activities
  Net income                                      $  43,771  $ 33,018
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Depreciation and amortization                    18,798    16,353
    Write off unamortized debt issuance costs         7,235       430
    Noncash long-term incentive compensation          6,154         -
    Provision for uncollectible accounts
     receivable                                       6,025     5,938
    Provision for deferred income taxes              (1,388)    2,896
    Discontinued operations                          (1,201)    5,445
    Amortization of debt issuance costs                 970     1,325
    Loss on asset impairment                              -     1,445
    Changes in operating assets and liabilities,
     excluding amounts acquired in business
     combinations:
          Decrease/(increase) in accounts
           receivable                                 4,819   (20,256)
          Decrease/(increase) in inventories           (246)      118
          Decrease in prepaid expenses and other
           current assets                             2,964     2,673
          Decrease in accounts payable and other
           current liabilities                       (9,896)  (21,323)
          Increase in income taxes                   11,825     9,087
          Increase in other assets                   (3,109)     (248)
          Increase in other liabilities               3,908     2,390
    Excess tax benefit on share-based
     compensation                                    (2,506)   (4,943)
    Other sources                                     2,020     1,373
                                                  ---------- ---------
     Net cash provided by continuing operations      90,143    35,721
     Net cash used by discontinued operations             -     4,932
                                                  ---------- ---------
     Net cash provided by operating activities       90,143    40,653
                                                  ---------- ---------
 Cash Flows from Investing Activities
  Capital expenditures                              (20,145)  (15,955)
  Net uses from disposals of discontinued
   operations                                        (6,121)   (3,360)
  Proceeds from sales of property and equipment       3,072       287
  Business combinations, net of cash acquired        (1,079)   (1,489)
  Other uses                                         (1,415)     (805)
                                                  ---------- ---------
    Net cash used by investing activities           (25,688)  (21,322)
                                                  ---------- ---------
 Cash Flows from Financing Activities
  Proceeds from issuance of long-term debt          300,000         -
  Repayment of long-term debt                      (215,644)  (84,500)
  Purchases of treasury stock                      (130,873)   (8,253)
  Purchases of note hedges                          (55,093)        -
  Proceeds from issuance of warrants                 27,614         -
  Debt issuance costs                                (6,887)     (154)
  Dividends paid                                     (4,441)   (4,739)
  Increase in cash overdraft payable                  2,554     2,145
  Excess tax benefit on share-based compensation      2,506     4,943
  Issuance of capital stock                           2,429     3,854
  Net increase in revolving line of credit                -    15,400
  Other sources                                         836       254
                                                  ---------- ---------
    Net cash used by financing activities           (76,999)  (71,050)
                                                  ---------- ---------
 Decrease in Cash and Cash Equivalents              (12,544)  (51,719)
 Cash and cash equivalents at beginning of year      29,274    57,133
                                                  ---------- ---------
 Cash and cash equivalents at end of period       $  16,730  $  5,414
                                                  ========== =========

--------------------------------------------------
(cc) Reclassified to conform to 2007 presentation.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  CONSOLIDATING STATEMENT OF INCOME
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2007
-------------------------
 Service revenues and
  sales                   $188,474  $   84,029  $      -  $   272,503
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  148,225      44,657         -      192,882
 Selling, general and
  administrative expenses
  (a)                       15,651      22,831     4,044       42,526
 Depreciation                3,063       2,080        77        5,220
 Amortization                  996          13       283        1,292
                          --------- ----------- --------- ------------
   Total costs and
    expenses               167,935      69,581     4,404      241,920
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              20,539      14,448    (4,404)      30,583
 Interest expense              (36)       (317)   (2,162)      (2,515)
 Intercompany interest
  income/(expense)           1,909       1,337    (3,246)           -
 Loss on extinguishment
  of debt (a)                    -           -       (83)         (83)
 Other income--net              (3)       (342)      356           11
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            22,409      15,126    (9,539)      27,996
 Income taxes (a)           (8,488)     (6,184)    3,592      (11,080)
                          --------- ----------- --------- ------------
 Income/(loss) from
  continuing operations     13,921       8,942    (5,947)      16,916
 Discontinued operations     1,201           -         -        1,201
                          --------- ----------- --------- ------------
   Net income/(loss)      $ 15,122  $    8,942  $ (5,947) $    18,117
                          ========= =========== ========= ============

2006
-------------------------
 Service revenues and
  sales                   $175,289  $   78,406  $      -  $   253,695
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  142,620      42,779         -      185,399
 Selling, general and
  administrative expenses
  (b)                       13,618      22,376     3,145       39,139
 Depreciation                2,188       1,900        83        4,171
 Amortization                  984          16       355        1,355
 Other operating
  expense/(income) (b)         272           -         -          272
                          --------- ----------- --------- ------------
   Total costs and
    expenses               159,682      67,071     3,583      230,336
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              15,607      11,335    (3,583)      23,359
 Interest expense              (87)          1    (3,995)      (4,081)
 Intercompany interest
  income/(expense)           1,397       1,088    (2,485)           -
 Loss from impairment of
  investment (b)                 -           -    (1,445)      (1,445)
 Other income--net               5         179       531          715
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            16,922      12,603   (10,977)      18,548
 Income taxes (b)           (6,436)     (4,094)    4,857       (5,673)
                          --------- ----------- --------- ------------
 Income/(loss) from
  continuing operations     10,486       8,509    (6,120)      12,875
 Discontinued operations    (2,688)          -    (2,226)      (4,914)
                          --------- ----------- --------- ------------
   Net income/(loss)      $  7,798  $    8,509  $ (8,346) $     7,961
                          ========= =========== ========= ============

The "Footnotes to Financial Statements" are integral parts of this financial information.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  CONSOLIDATING STATEMENT OF INCOME
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
2007
-------------------------
 Service revenues and
  sales                   $558,224  $  256,105  $      -  $   814,329
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  434,959     134,886         -      569,845
 Selling, general and
  administrative expenses
  (a)                       47,815      70,782    18,089      136,686
 Depreciation                8,377       6,290       230       14,897
 Amortization                2,988          41       872        3,901
 Other operating
  expense/(income) (a)           -           -    (1,138)      (1,138)
                          --------- ----------- --------- ------------
   Total costs and
    expenses               494,139     211,999    18,053      724,191
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              64,085      44,106   (18,053)      90,138
 Interest expense             (103)       (496)   (9,058)      (9,657)
 Intercompany interest
  income/(expense)           5,352       3,676    (9,028)           -
 Loss on extinguishment
  of debt (a)                    -           -   (13,798)     (13,798)
 Other income--net             (34)        626     2,476        3,068
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            69,300      47,912   (47,461)      69,751
 Income taxes (a)          (26,238)    (18,789)   17,846      (27,181)
                          --------- ----------- --------- ------------
 Income/(loss) from
  continuing operations     43,062      29,123   (29,615)      42,570
 Discontinued operations     1,201           -         -        1,201
                          --------- ----------- --------- ------------
   Net income/(loss)      $ 44,263  $   29,123  $(29,615) $    43,771
                          ========= =========== ========= ============

2006
-------------------------
 Service revenues and
  sales                   $512,873  $  233,811  $      -  $   746,684
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  412,913     127,624         -      540,537
 Selling, general and
  administrative expenses
  (b)                       40,535      67,150     8,529      116,214
 Depreciation                6,332       5,783       270       12,385
 Amortization                2,952          56       960        3,968
 Other operating
  expense/(income) (b)         272           -         -          272
                          --------- ----------- --------- ------------
   Total costs and
    expenses               463,004     200,613     9,759      673,376
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              49,869      33,198    (9,759)      73,308
 Interest expense             (156)       (281)  (13,289)     (13,726)
 Intercompany interest
  income/(expense)           3,746       2,889    (6,635)           -
 Loss from impairment of
  investment (b)                 -           -    (1,445)      (1,445)
 Loss on extinguishment
  of debt (b)                    -           -      (430)        (430)
 Other income--net              62         452     2,220        2,734
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            53,521      36,258   (29,338)      60,441
 Income taxes (b)          (20,248)    (13,545)   11,815      (21,978)
                          --------- ----------- --------- ------------
 Income/(loss) from
  continuing operations     33,273      22,713   (17,523)      38,463
 Discontinued operations    (3,219)          -    (2,226)      (5,445)
                          --------- ----------- --------- ------------
   Net income/(loss)      $ 30,054  $   22,713  $(19,749) $    33,018
                          ========= =========== ========= ============

The "Footnotes to Financial Statements" are integral parts of this financial information.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING SUMMARY OF EBITDA
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                           -------- ----------- --------- ------------
2007
--------------------------
 Net income/(loss)         $15,122  $    8,942  $ (5,947) $    18,117
 Add/(deduct):
        Discontinued
         operations         (1,201)          -         -       (1,201)
        Interest expense        36         317     2,162        2,515
        Income taxes         8,488       6,184    (3,592)      11,080
        Depreciation         3,063       2,080        77        5,220
        Amortization           996          13       283        1,292
                           -------- ----------- --------- ------------
               EBITDA       26,504      17,536    (7,017)      37,023
 Add/(deduct):
        Stock option
         expense                 -           -     1,592        1,592
        Legal expenses of
         OIG investigation      48           -         -           48
        Loss on
         extinguishment of
         debt                    -           -        83           83
        Advertising cost
         adjustment (c)          -        (535)        -         (535)
        Interest income        (11)       (247)     (639)        (897)
        Intercompany
         interest
         (income)/expense   (1,909)     (1,337)    3,246            -
                           -------- ----------- --------- ------------
               Adjusted
                EBITDA     $24,632  $   15,417  $ (2,735) $    37,314
                           ======== =========== ========= ============

2006
--------------------------
 Net income/(loss)         $ 7,798  $    8,509  $ (8,346) $     7,961
 Add/(deduct):
        Discontinued
         operations          2,688           -     2,226        4,914
        Interest expense        87          (1)    3,995        4,081
        Income taxes         6,436       4,094    (4,857)       5,673
        Depreciation         2,188       1,900        83        4,171
        Amortization           984          16       355        1,355
                           -------- ----------- --------- ------------
               EBITDA       20,181      14,518    (6,544)      28,155
 Add/(deduct):
        Loss from
         impairment of
         investment              -           -     1,445        1,445
        Lawsuit settlement     272           -         -          272
        Stock option
         expense                 -           -       597          597
        Legal expenses of
         OIG investigation     344           -         -          344
        Advertising cost
         adjustment (c)          -        (491)        -         (491)
        Interest income        (24)        (29)     (373)        (426)
        Intercompany
         interest
         (income)/expense   (1,397)     (1,088)    2,485            -
                           -------- ----------- --------- ------------
               Adjusted
                EBITDA     $19,376  $   12,910  $ (2,390) $    29,896
                           ======== =========== ========= ============

The "Footnotes to Financial Statements" are integral parts of this financial information.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING SUMMARY OF EBITDA
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                           -------- ----------- --------- ------------
2007
--------------------------
 Net income/(loss)         $44,263  $   29,123  $(29,615) $    43,771
 Add/(deduct):
      Discontinued
       operations           (1,201)          -         -       (1,201)
      Interest expense         103         496     9,058        9,657
      Income taxes          26,238      18,789   (17,846)      27,181
      Depreciation           8,377       6,290       230       14,897
      Amortization           2,988          41       872        3,901
                           -------- ----------- --------- ------------
               EBITDA       80,768      54,739   (37,301)      98,206
 Add/(deduct):
      Long-term incentive
       compensation              -           -     7,067        7,067
      Stock option expense       -           -     3,074        3,074
      Legal expenses of
       OIG investigation       188           -         -          188
      Gain on sale of
       property                  -           -    (1,138)      (1,138)
      Other                      -           -      (467)        (467)
      Loss on
       extinguishment of
       debt                      -           -    13,798       13,798
      Advertising cost
       adjustment (c)            -        (931)        -         (931)
      Interest income          (90)       (358)   (2,160)      (2,608)
      Intercompany
       interest
       (income)/expense     (5,352)     (3,676)    9,028            -
                           -------- ----------- --------- ------------
               Adjusted
                EBITDA     $75,514  $   49,774  $ (8,099) $   117,189
                           ======== =========== ========= ============

2006
--------------------------
 Net income/(loss)         $30,054  $   22,713  $(19,749) $    33,018
 Add/(deduct):
      Discontinued
       operations            3,219           -     2,226        5,445
      Interest expense         156         281    13,289       13,726
      Income taxes          20,248      13,545   (11,815)      21,978
      Depreciation           6,332       5,783       270       12,385
      Amortization           2,952          56       960        3,968
                           -------- ----------- --------- ------------
               EBITDA       62,961      42,378   (14,819)      90,520
 Add/(deduct):
      Loss from impairment
       of investment             -           -     1,445        1,445
      Lawsuit settlement       272           -         -          272
      Stock option expense       -           -       615          615
      Legal expenses of
       OIG investigation       818           -         -          818
      Loss on
       extinguishment of
       debt                      -           -       430          430
      Advertising cost
       adjustment (c)            -      (1,072)        -       (1,072)
      Interest income         (100)        (69)   (1,808)      (1,977)
      Intercompany
       interest
       (income)/expense     (3,746)     (2,889)    6,635            -
                           -------- ----------- --------- ------------
               Adjusted
                EBITDA     $60,205  $   38,348  $ (7,502) $    91,051
                           ======== =========== ========= ============

The "Footnotes to Financial Statements" are integral parts of this financial information.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                RECONCILIATION OF ADJUSTED NET INCOME
   FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
           (in thousands, except per share data)(unaudited)


                                  Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  ------------------ -----------------
                                    2007     2006     2007     2006
                                  --------- -------- -------- --------
 Net income/(loss) as reported    $ 18,117  $ 7,961  $43,771  $33,018

 Add/(deduct):
   Discontinued operations          (1,201)   4,914   (1,201)   5,445
   Aftertax loss on impairment of
    investment                           -      918        -      918
   Aftertax Lawsuit settlement           -      169        -      169
   Prior-period tax adjustments          -   (1,791)       -   (1,791)
   Aftertax cost of long-term
    incentive compensation               -        -    4,427        -
   Aftertax stock option expense     1,011      379    1,952      391
   Aftertax cost of legal
    expenses of OIG investigation       30      213      117      507
   Aftertax other                        -        -     (296)       -
   Gain on sale of property              -        -     (724)       -
   Aftertax cost of loss on
    extinguishment of debt              52        -    8,778      273
                                  --------- -------- -------- --------

 Adjusted income from continuing
  operations                      $ 18,009  $12,763  $56,824  $38,930
                                  ========= ======== ======== ========


 Earnings/(Loss) Per Share As
  Reported
   Net income/(loss)              $   0.76  $  0.30  $  1.77  $  1.26
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     23,933   26,190   24,711   26,147
                                  ========= ======== ======== ========
 Diluted Earnings/(Loss) Per
  Share As Reported
   Net income/(loss)              $   0.74  $  0.30  $  1.73  $  1.23
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     24,466   26,633   25,249   26,750
                                  ========= ======== ======== ========


 Adjusted Earnings Per Share
   Income from continuing
    operations                    $   0.75  $  0.49  $  2.30  $  1.49
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     23,933   26,190   24,711   26,147
                                  ========= ======== ======== ========
 Adjusted Diluted Earnings Per
  Share
   Income from continuing
    operations                    $   0.74  $  0.48  $  2.25  $  1.46
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     24,466   26,633   25,249   26,750
                                  ========= ======== ======== ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                OPERATING STATISTICS FOR VITAS SEGMENT
   FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                             (unaudited)


                              Three Months Ended   Nine Months Ended
                                 September 30,       September 30,
                              ------------------- -------------------
                                2007    2006 (f )   2007    2006 (f )
                              --------- --------- --------- ---------
OPERATING STATISTICS
 Net revenue ($000) (d)
  Homecare                    $137,406  $125,930  $403,748  $359,930
  Inpatient                     22,861    21,830    69,068    66,566
  Continuous care               28,921    30,140    85,650    89,587
                              --------- --------- --------- ---------
   Total before Medicare cap
    allowance                  189,188   177,900   558,466   516,083
  Medicare cap allowance          (714)   (2,611)     (242)   (3,210)
                              --------- --------- --------- ---------
   Total                      $188,474  $175,289  $558,224  $512,873
                              ========= ========= ========= =========
 Net revenue as a percent of
  total before Medicare cap
  allowance
  Homecare                        72.6 %    70.8 %    72.3 %    69.7 %
  Inpatient                       12.1      12.3      12.4      12.9
  Continuous care                 15.3      16.9      15.3      17.4
                              --------- --------- --------- ---------
   Total before Medicare cap
    allowance                    100.0     100.0     100.0     100.0
  Medicare cap allowance          (0.4)     (1.5)     (0.0)     (0.6)
                              --------- --------- --------- ---------
   Total                          99.6 %    98.5 %   100.0 %    99.4 %
                              ========= ========= ========= =========
 Average daily census ("ADC")
  (days)
  Homecare                       7,039     6,480     6,914     6,231
  Nursing home                   3,567     3,587     3,572     3,479
                              --------- --------- --------- ---------
   Routine homecare             10,606    10,067    10,486     9,710
  Inpatient                        412       400       417       411
  Continuous care                  511       553       512       553
                              --------- --------- --------- ---------
   Total                        11,529    11,020    11,415    10,674
                              ========= ========= ========= =========

 Total Admissions               13,436    12,686    41,204    39,446
 Total Discharges               13,403    12,524    40,823    38,352
 Average length of stay
  (days)                          76.7      71.0      76.7      70.5
 Median length of stay (days)     14.0      14.0      13.0      13.0
 ADC by major diagnosis
  Neurological                    32.8 %    33.6 %    33.1 %    33.4 %
  Cancer                          20.3      20.1      19.9      20.1
  Cardio                          14.2      14.7      14.5      14.9
  Respiratory                      6.8       6.9       6.9       7.1
  Other                           25.9      24.7      25.6      24.5
                              --------- --------- --------- ---------
   Total                         100.0 %   100.0 %   100.0 %   100.0 %
                              ========= ========= ========= =========
 Admissions by major
  diagnosis
  Neurological                    18.2 %    19.3 %    18.5 %    19.9 %
  Cancer                          37.5      37.0      35.9      35.4
  Cardio                          12.1      12.4      12.8      13.2
  Respiratory                      7.1       6.7       7.6       7.2
  Other                           25.1      24.6      25.2      24.3
                              --------- --------- --------- ---------
   Total                         100.0 %   100.0 %   100.0 %   100.0 %
                              ========= ========= ========= =========
 Direct patient care margins
  (e)
  Routine homecare                51.0 %    49.1 %    50.9 %    48.8 %
  Inpatient                       15.9      16.5      18.3      20.2
  Continuous care                 16.9      17.5      18.2      18.7
 Homecare margin drivers
    (dollars per patient day)
  Labor costs                 $  48.86  $  48.28  $  48.98  $  49.25
  Drug costs                      7.88      8.46      7.95      8.10
  Home medical equipment          5.65      5.66      5.73      5.57
  Medical supplies                2.22      2.21      2.16      2.14
 Inpatient margin drivers
    (dollars per patient day)
  Labor costs                 $ 274.64  $ 269.72  $ 263.11  $ 258.48
 Continuous care margin
  drivers
    (dollars per patient day)
  Labor costs                 $ 490.94  $ 467.64  $ 479.83  $ 461.89
 Bad debt expense as a
  percent of revenues              0.9 %     0.9 %     0.9       0.9 %
  Accounts receivable --
   days of revenue                                     N.A.      N.A.
    outstanding                   39.6      42.1

 The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   FOOTNOTES TO FINANCIAL STATEMENTS
    FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                              (unaudited)


(a)Included in the results of operations for the three and nine months ended September 30, 2007 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                              Three Months Ended September 30, 2007
                              --------------------------------------
                                  VITAS      Corporate   Consolidated
                              -------------- ---------  -------------
    Selling, general and
     administrative expenses
       Costs associated with
        OIG investigation     $         (48) $      -   $       (48)
       Stock option expense               -    (1,592)       (1,592)
    Loss on extinguishment of
     debt                                 -       (83)          (83)
                              -------------- ---------  ------------
           Pretax impact on
            earnings                    (48)   (1,675)       (1,723)
    Income tax
     benefit/(charge) on the
     above                               18       612           630
                              -------------- ---------  ------------
           Aftertax impact on
            earnings          $         (30) $ (1,063)  $    (1,093)
                              ============== =========  ============

                               Nine Months Ended September 30, 2007
                              ----------------------------------------
                                  VITAS      Corporate   Consolidated
                              -------------- ---------  --------------
    Selling, general and
     administrative expenses
       Long-term incentive
        compensation          $           -  $ (7,067)  $    (7,067)
       Costs associated with
        OIG investigation              (188)        -          (188)
       Stock option expense               -    (3,074)       (3,074)
       Other                              -       467           467
    Other operating
     expenses/(income)
       Gain on sale of
        property                          -     1,138         1,138
    Loss on extinguishment of
     debt                                 -   (13,798)      (13,798)
                              -------------- ---------  ------------
           Pretax impact on
            earnings                   (188)  (22,334)      (22,522)
    Income tax
     benefit/(charge) on the
     above                               71     8,197         8,268
                              -------------- ---------  ------------
           Aftertax impact on
            earnings          $        (117) $(14,137)  $   (14,254)
                              ============== =========  ============


 (b)Included in the results of operations for the three and nine months ended September 30, 2006 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                             Three Months Ended September 30, 2006
                          --------------------------------------------
                           VITAS    Roto-Rooter Corporate Consolidated
                          -------- ------------ --------- ------------
     Selling, general and
      administrative
      expenses
         Costs associated
          with OIG
          investigation   $  (344) $        -   $      -  $      (344)
         Stock option
          expense               -           -       (597)        (597)
     Other operating
      expenses/(income)
         Lawsuit
          settlement         (272)          -          -         (272)
     Loss on impairment
      of investment             -           -     (1,445)      (1,445)
                          -------- -----------  --------- ------------
           Pretax impact
            on earnings      (616)          -     (2,042)      (2,658)
     Income tax benefit
      on the above            234           -        745          979
     Income tax benefit
      from finalizing
      prior years'
      returns                   -         927        864        1,791
                          -------- -----------  --------- ------------
           Aftertax
            impact on
            earnings      $  (382) $      927   $   (433) $       112
                          ======== ===========  ========= ============

                              Nine Months Ended September 30, 2006
                          --------------------------------------------
                           VITAS    Roto-Rooter Corporate Consolidated
                          -------- ------------ --------- ------------
     Selling, general and
      administrative
      expenses
         Costs associated
          with OIG
          investigation   $  (818) $        -   $      -  $      (818)
         Stock option
          expense               -           -       (615)        (615)
     Other operating
      expenses/(income)
         Lawsuit
          settlement         (272)          -          -         (272)
     Loss on impairment
      of investment             -           -     (1,445)      (1,445)
     Loss on
      extinguishment of
      debt                      -           -       (430)        (430)
                          -------- -----------  --------- ------------
           Pretax impact
            on earnings    (1,090)          -     (2,490)      (3,580)
                              414           -        908        1,322
     Income tax benefit
      on the above              -         927        864        1,791
                          -------- -----------  --------- ------------
           Aftertax
            impact on
            earnings      $  (676) $      927   $   (718) $      (467)
                          ======== ===========  ========= ============


(c) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2007 and 2006, GAAP advertising expense for Roto-Rooter totaled $5,008,000 and $4,646,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2007 and 2006 would total $5,543,000 and $5,137,000, respectively. For the nine months ended September 30, 2007 and 2006, GAAP advertising expense for Roto-Rooter totaled $15,650,000 and $13,984,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the nine months ended September 30, 2007 and 2006 would total $16,581,000 and $15,056,000, respectively.

(d) VITAS has 6 large (greater than 450 ADC), 15 medium (greater than 200 but less than 450 ADC) and 22 small (less than 200 ADC) hospice programs. There are two programs with Medicare cap cushion of less than 10% for the 2007 measurement period.

(e) Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

(f) Reclassified for operations discontinued in November 2006.


     CONTACT: Chemed Corporation
              David P. Williams, 513-762-6901